©2025 DISCOVER FINANCIAL SERVICES Exhibit 99.3 1Q25 Financial Results April 23, 2025

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which speak to our expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” “forecast,” and similar expressions. Such statements are based on the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. These forward-looking statements speak only as of the date of this presentation and there is no undertaking to update or revise them as more information becomes available. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: changes in economic variables, such as the availability of consumer credit, the housing market, energy costs, the number and size of personal bankruptcy filings, the rate of unemployment, the levels of consumer confidence and consumer debt and investor sentiment; the impact of current, pending and future legislation, regulation, supervisory guidance and regulatory and legal actions, including, but not limited to, those related to accounting guidance, tax reform, financial regulatory reform, consumer financial services practices, anti-corruption and funding, capital and liquidity; risks related to the proposed merger with Capital One Financial Corporation (“Capital One”) including, among others, (i) failure to complete the merger with Capital One (ii) diversion of management’s attention from ongoing business operations and opportunities, (iii) cost and revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (iv) the integration of each party’s management, personnel and operations will not be successfully achieved or may be materially delayed or will be more costly or difficult than expected, (v) deposit attrition, customer or employee loss and/or revenue loss as a result of the announcement of the proposed merger, and (vi) expenses related to the proposed merger being greater than expected; the actions and initiatives of current and potential competitors; our ability to manage our expenses; our ability to successfully achieve card acceptance across our networks and maintain relationships with network participants and merchants; our ability to sustain our card, personal, and home loan growth; our ability to increase or sustain Discover card usage or attract new customers; difficulty obtaining regulatory approval for, financing, closing, transitioning, integrating or managing the expenses of acquisitions of or investments in new businesses, products or technologies; our ability to manage our credit risk, market risk, liquidity risk, operational risk, compliance and legal risk and strategic risk; the availability and cost of funding and capital; access to deposit, securitization, equity, debt and credit markets; the impact of rating agency actions; the level and volatility of equity prices, commodity prices and interest rates, currency values, investments, other market fluctuations and other market indices; losses in our investment portfolio; limits on our ability to pay dividends and repurchase our common stock; limits on our ability to receive payments from our subsidiaries; fraudulent activities or material security breaches of our or others’ key systems; our ability to remain organizationally effective; our ability to maintain relationships with merchants; the effect of political, economic and market conditions, geopolitical events, climate change, pandemics and unforeseen or catastrophic events; our ability to introduce new products and services; our ability to manage our relationships with third-party vendors, as well as those with which we have no direct relationship such as our employees’ internet service providers; our ability to maintain current technology and integrate new and acquired systems and technology; our ability to collect amounts for disputed transactions from merchants and merchant acquirers; our ability to attract and retain employees; our ability to protect our reputation and our intellectual property; our ability to comply with regulatory requirements, including existing consent orders; and new lawsuits, investigations or similar matters or unanticipated developments related to current matters. We routinely evaluate and may pursue acquisitions of, investments in or divestitures from businesses, products, technologies, loan portfolios or deposits, which may involve payment in cash or our debt or equity securities. Additional factors that could cause the company’s results to differ materially from those described in the forward-looking statements can be found under “Risk Factors,” “Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is filed with the SEC and available at the SEC’s internet site (http://www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the company’s Current Report on Form 8-K filed today with the SEC. Notice 2

1Q25 Highlights 3 • 1Q25 net income of $1.1Bn; diluted EPS of $4.25, and return on equity of 24% • Financial performance remains solid ◦ Revenue growth from margin expansion ◦ Good credit performance highlighted by a reserve release and lower net charge-offs ◦ Strong capital position; CET1 ratio of 14.7% • Prudently managing our business ◦ Customer trends are stable ◦ Monitoring economic developments • Secured all necessary approvals for our pending merger with Capital One ◦ Obtained shareholder approval, with 99.3% of votes cast in favor of the transaction ◦ Received regulatory approval from the Federal Reserve and OCC ◦ Expected closing date of May 18, 2025, subject to the satisfaction of customary closing conditions

• Revenue net of interest expense was $4.3Bn, up 2%, driven by margin expansion, partially offset by lower average receivables • Provision for credit losses decreased by $253MM reflecting a $190MM favorable reserve change and a $97MM decrease in net charge- offs • Expenses increased $19MM, or 1%, from higher employee compensation and information processing, partially offset by lower other expense 1Q25 Summary Financial Results Key Points 4 $851 $71 $20 $253 $(19) $(72) $1,104 1Q24 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 1Q25 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 1Q25 $ 3,558 $ 693 $ 1,244 $ 1,563 $ 340 1Q24 $ 3,487 $ 673 $ 1,497 $ 1,544 $ 268 B/(W) $ 71 $ 20 $ 253 $ (19) $ (72) EPS $ 3.25 $ 0.22 $ 0.06 $ 0.77 $ (0.06) $ 0.01 $ 4.25

• NIM on loans was 12.18%, up 22bps QOQ primarily driven by lower funding costs • Total loan yield was down 2bps QOQ due to a lower prime rate and higher interest charge-offs mostly offset by lower card promotional balances • The net funding rate was down 24bps QOQ from lower direct to consumer deposit rates • Average consumer deposits were up 1% QOQ and up 6% YOY 1Q25 Net Interest Income Drivers 5 Key Points Note(s) 1. Includes checking and reflects both interest-bearing and non-interest bearing consumer deposits 2. Net Funding Rate reflects interest expense, net of interest income from other interest- earning assets, as a percentage of average receivables 11.03% 11.17% 11.38% 11.96% 12.18% 1Q24 2Q24 3Q24 4Q24 1Q25 NIM on Loans Total Loan Growth ($Bn) Funding Mix (%), Average Balance $99.5 $100.1 $100.5 $102.8 $99.0 $10.1 $10.3 $10.4 $10.3 $10.1 $6.5 $7.1 $7.6 $8.0 $8.3 $10.5 $10.1 $8.5 1Q24 2Q24 3Q24 4Q24 1Q25 66% 68% 69% 72% 74% 18% 17% 16% 14% 13% 9% 8% 8% 7% 6% 7% 7% 7% 7% 7% DTC and Affinity Deposits Brokered & Other Deposits Securitized Borrowing Unsecured Borrowing 1Q24 2Q24 3Q24 4Q24 1Q25 Total Loan Yield 14.71% 14.85% 15.06% 15.37% 15.35% Net Funding Rate (2) 3.68% 3.68% 3.67% 3.41% 3.17% (1) Card —% YOY Personal Loans —% YOY Other +28% YOY Student

Note(s) 1. Rewards rate represents credit card rewards cost divided by Discover Card sales volume • Net interest income increased driven by margin expansion, partially offset by lower average receivables following the student loan sale • The rewards rate was up 1bp YOY due to higher spend in the 5% category largely offset by lower Cashback Match on new accounts 1Q25 Restaurants, Home Improvement, Select Streaming 1Q24 Restaurants, Drug Stores 1Q25 Revenue 6 Key Points Inc / (Dec) ($MM) 1Q25 1Q24 $ % Net Interest Income 3,558 3,487 71 2% Net Discount/Interchange Revenue 334 321 13 4% Protection Products Revenue 42 42 — —% Loan Fee Income 204 200 4 2% Transaction Processing Revenue 89 87 2 2% Other Income 24 23 1 4% Total Non-Interest Income 693 673 20 3% Revenue Net of Interest Expense $4,251 $4,160 $91 2% Change 1Q25 1Q24 QOQ YOY Discover Card Sales Volume ($MM) $49,305 $50,137 (11) % (2%) Rewards Rate(1) 1.40% 1.39% 5 bps 1 bp $4,160 $71 $13 $4 $2 $1 $4,251 1Q24 Rev Net of Int Exp Net Interest Income Net Discount/ Interchange Loan Fee Income Transaction Processing Other Income 1Q25 Rev Net of Int Exp Year-Over-Year Revenue ($MM)

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense • Employee compensation increased due to higher wage & benefits rates, and retention actions • Information processing increased driven by technology investment • Professional fees were relatively flat with $25MM in lower student loan costs largely offset by higher recovery fees • Other expense declined due to a $45MM reduction in anticipated civil penalties and a $20MM decrease in legal fees 1Q25 Operating Expense Inc / (Dec) ($MM) 1Q25 1Q24 $ % Employee Compensation and Benefits $735 $671 64 10% Marketing and Business Development 246 250 (4) (2%) Information Processing & Communications 180 163 17 10% Professional Fees 289 292 (3) (1%) Premises and Equipment 24 20 4 20% Other Expense 89 148 (59) (40%) Total Operating Expense $1,563 $1,544 $19 1% Operating Efficiency(1) 36.8% 37.1% (30) bps 7 Key PointsYear-Over-Year Expense ($MM) $1,544 $64 $(4) $17 $(3) $(55) $1,563 1Q24 Expense Employee Comp Marketing Info Processing Professional Fees All Other 1Q25 Expense

• Credit card net charge-offs improved YOY; delinquency rates declined YOY • Personal loan net charge-offs were up YOY from continued seasoning of recent growth in loan balances Net charge-off and delinquency rates were stable QOQ • Total Loan net-charge-offs were in line with expectations; delinquencies reflect a downward trend 1Q25 Key Credit Metrics 8 Key PointsChange 1Q24 4Q24 1Q25 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $99,475 $102,786 $99,027 (4)% —% Net Principal Charge-off Rate 5.66% 5.03% 5.47% 44 bps (19) bps 30-Day Delinquency Rate 3.83% 3.84% 3.66% (18) bps (17) bps Personal Loans Ending Loan Balance ($MM) $10,107 $10,314 $10,096 (2)% —% Net Principal Charge-off Rate 4.02% 4.24% 4.21% (3) bps 19 bps 30-Day Delinquency Rate 1.46% 1.69% 1.68% (1) bp 22 bps Total Loans Ending Loan Balance ($MM)(1) $126,555 $121,118 $117,403 (3)% (7)% Net Principal Charge-off Rate(2) 4.92% 4.64% 4.99% 35 bps 7 bps 30-Day Delinquency Rate(2) 3.38% 3.48% 3.31% (17) bps (7) bps Note(s) 1. Total Loans includes private student loans, home equity and other loans; the student loan sale was completed in 4Q24 2. Excludes loans classified as held-for-sale as of June 30, 2024

9 ($MM) Credit Card Personal Loans Other Total Allowance Balance at December 31, 2024 $7,403 $780 $140 $8,323 Reserve rate 7.20% 7.56% N/A 6.87% Provision for credit losses 1,132 99 13 1,244 Net Charge-offs 1,349 106 4 1,459 Balance at March 31, 2025 $7,186 $773 $149 $8,108 Reserve rate 7.26% 7.66% N/A 6.91% 7.32% 7.22% 7.18% 6.87% 6.91% 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance for Credit Losses Note(s) 1. Includes an adjustment to eliminate the allowance for credit losses upon classifying the private student loan portfolio as held-for-sale as of June 30,2024 Total Loan Reserve Rate(1)

Capital Position & Capital Return Trends

Capital Position[1][2]



12.5%
14.1%
12.7%
10.8%
14.1%
14.7%
2020
2021
2022
2023
2024
1Q25
Common Equity Tier 1 (CET1) Capital Ratio (%)

Capital Return[3][4]



$0.44
$0.50
$0.60
$0.70
$0.70
$0.70
$0.3
$2.3
$2.4
$1.9
$—
$—
Suspended through closing
2020
2021
2022
2023
2024
1Q25
Share Repurchases ($Bn)
Quarterly Dividend per Share

Key Points

- The Common Equity Tier 1 ratio of 14.7% increased due to core earnings generation, partially offset by the final CECL phase-in
- Declared quarterly cash dividend of $0.70 per share of common stock[3]
- Share repurchases have been suspended through merger closing and common dividends will not exceed $0.70 per share

Note(s)

1. Capital for years ended 2023 and prior have been restated for comparative purposes to reflect corrections to those periods related to the card product misclassification on the financial statements; years 2020-2021 reflect a best estimate
2. Based on the final rule published September 30, 2020. Capital ratios reflect the impact of CECL reserves on regulatory capital with transition impacts for years 2020-2024
3. Because the planned closing of the merger with Capital One is May 18, 2025, we expect that holders of Discover's common stock will not receive any Discover dividend and will instead receive any dividend declared on shares of Capital One common stock, if they are holders of record of Capital One common stock as of the applicable record date
4. Quarterly dividend per share figures for 2020 through 2024 represent year-end levels

10

Appendix

1Q25 Asset Yield & Liabilities Rate 1Q25 4Q24 1Q24 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $118.5 15.35% $120.8 15.37% $127.1 14.71 % Other Interest-Earning Assets 30.6 4.18% 30.1 4.26% 26.2 4.57 % Total Interest-Earning Assets $149.1 13.06% $150.9 13.15% $153.3 12.98% 1Q25 4Q24 1Q24 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits(1) (2) $89.8 3.97% $89.2 4.19% $84.8 4.41 % Brokered Deposits and Other 15.9 4.59% 17.5 4.76% 23.8 4.75 % Interest Bearing-Deposits 105.7 4.06% 106.7 4.29% 108.6 4.48 % Borrowings 15.6 4.82% 17.0 4.90% 20.9 4.82 % Total Interest-Bearing Liabilities $121.3 4.16% $123.7 4.37% $129.5 4.54% 12 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

Total Company Loans(1) Credit Card Loans Private Student Loans(1) Personal Loans 2.13 2.72 3.22 3.52 4.11 4.92 4.83 4.86 4.64 4.99 2.30 2.48 2.57 3.06 3.45 3.38 3.33 3.46 3.48 3.31 NCO rate (%) 30+ day DQ rate (%) 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2.37 3.10 3.68 4.03 4.68 5.66 5.55 5.28 5.03 5.47 2.53 2.76 2.86 3.41 3.87 3.83 3.69 3.84 3.84 3.66 NCO rate (%) 30+ day DQ rate (%) 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 1.49 1.94 2.28 2.63 3.39 4.02 3.98 4.01 4.24 4.21 0.80 0.91 1.00 1.24 1.45 1.46 1.54 1.66 1.69 1.68 NCO rate (%) 30+ day DQ rate (%) 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 1.33 1.04 1.25 1.32 1.52 1.58 1.85 2.05 2.02 2.13 2.62 2.62 2.59 NCO rate (%) 30+ day DQ rate (%) 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Credit Performance Trends 13 Note(s) 1. Excludes loans classified as held-for-sale as of June 30, 2024, and subsequently sold during the third and fourth quarters of 2024

YOY YOY YOY YOY 1Q25 Payments Volume ($Bn) Discover Network • Discover Network volume was down 1% reflecting a modest slowdown in Discover card sales • PULSE volume was up 3% due to an increase in debit transaction volume • Diners Club volume was up 18% YOY driven by growth in India and Israel • Network Partners was down 73% YOY reflecting the anticipated exit of a partner Key Points $51.8 $55.4 $55.2 $57.1 $51.0 1Q24 2Q24 3Q24 4Q24 1Q25 $79.1 $81.7 $82.6 $84.9 $81.3 1Q24 2Q24 3Q24 4Q24 1Q25 $10.2 $9.4 $10.4 $11.4 $12.0 1Q24 2Q24 3Q24 4Q24 1Q25 $11.1 $8.1 $7.5 $6.1 $3.0 1Q24 2Q24 3Q24 4Q24 1Q25 Diners Club(1) PULSE Network Partners (1)% 3% 18% (73)% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume down 3% YOY 14